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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 27, 2007

                             BRADFORD BANCORP, INC.
                             ---------------------
             (Exact name of registrant as specified in its charter)

         MARYLAND                      333-143696           26-0223245
         --------                      ----------           ----------
(State or other jurisdiction of       (Commission          (IRS Employer
incorporation)                        File Number)         Identification No.)

6910 YORK ROAD, BALTIMORE, MARYLAND                         21212
-----------------------------------                         -------
 (Address of principal executive offices)                   (Zip Code)

                                 (410) 377-9600
                                 --------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17   CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01       OTHER EVENTS
                ------------

         On December 27, 2007, Bradford Bancorp, Inc. (the "Company") and Patapsco Bancorp, Inc. jointly announced that they have instructed the Exchange Agent for the parties' previously announced merger to release all Patapsco Bancorp shares that were submitted in connection with the cash/stock election. The Company also announced that it has determined to release all stock offering funds to subscribers of its common stock with interest it has received. For more information see the Company's press release dated December 27, 2007 included as
Exhibit 99.1 to this report and which is incorporated herein by reference.


ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS
                ---------------------------------

        (a)     Financial Statements of Businesses Acquired. Not applicable.

        (b)     Pro Forma Financial Information. Not applicable.

        (c)     Shell Company Transactions. Not applicable.

        (d)     Exhibits.

                The following Exhibits are attached as part of this report:

                99.1     Press Release dated December 27, 2007

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: December 27, 2007                             /s/ David L. Costello, III
                                                    ----------------------------
                                                    David L. Costello, III
                                                    Executive Vice President and
                                                    Chief Financial Officer